                CSFB                                 CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-2

DERIVED INFORMATION   2/28/05

$650,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,150,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Stated/Stated Doc Type (Aggregate Collateral)

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/05 cutoff date.  Approximately 13.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,403
Total Outstanding Loan Balance	$265,105,668*	Min	Max
Average Loan Current Balance	$188,956	$12,595	$799,469
Weighted Average Original LTV	78.4%**
Weighted Average Coupon	7.38%	5.13%	13.75%
Arm Weighted Average Coupon	7.28%
Fixed Weighted Average Coupon	7.93%
Weighted Average Margin	6.35%	3.25%	9.75%
Weighted Average FICO (Non-Zero)	636
Weighted Average Age (Months)	2
% First Liens	97.7%
% Second Liens	2.3%
% Arms	85.7%
% Fixed	14.3%
% of Loans with Mortgage Insurance	0.0%

*

Stated Income/Stated Assets Documentation type will represent approximately [$286,500,000] of the [$1,150,000,050] total deal collateral

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.13 - 5.50	16	4,833,780	1.8	5.35	71.2	657
5.51 - 6.00	73	18,106,720	6.8	5.88	72.7	654
6.01 - 6.50	149	37,067,787	14.0	6.34	76.5	654
6.51 - 7.00	268	60,607,601	22.9	6.82	78.4	651
7.01 - 7.50	245	45,769,918	17.3	7.32	79.6	645
7.51 - 8.00	228	42,573,538	16.1	7.81	78.0	615
8.01 - 8.50	113	22,219,600	8.4	8.28	80.5	623
8.51 - 9.00	92	15,812,539	6.0	8.76	78.4	588
9.01 - 9.50	44	6,332,592	2.4	9.30	83.8	590
9.51 - 10.00	33	3,128,040	1.2	9.82	79.5	613
10.01 - 10.50	23	1,731,828	0.7	10.32	77.7	599
10.51 - 11.00	69	3,962,791	1.5	10.82	91.8	637
11.01 - 11.50	20	1,366,690	0.5	11.26	93.3	630
11.51 - 12.00	22	1,255,474	0.5	11.92	85.2	601
12.01 - 12.50	1	26,966	0.0	12.50	100.0	659
12.51 - 13.00	5	235,235	0.1	12.63	100.0	630
13.01 - 13.50	1	61,975	0.0	13.50	100.0	625
13.51 - 13.75	1	12,595	0.0	13.75	100.0	621
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
501 - 525	45	8,178,522	3.1	8.69	70.2	518
526 - 550	95	18,582,654	7.0	8.15	69.7	539
551 - 575	119	24,255,813	9.1	7.57	72.9	565
576 - 600	128	27,052,820	10.2	7.29	76.7	588
601 - 625	167	32,747,101	12.4	7.48	78.1	612
626 - 650	256	44,018,835	16.6	7.32	79.7	638
651 - 675	213	38,435,885	14.5	7.23	81.2	662
676 - 700	169	31,376,412	11.8	7.08	80.5	688
701 - 725	105	20,601,331	7.8	7.09	82.1	711
726 - 750	55	10,895,976	4.1	6.85	83.0	736
751 - 775	35	6,036,113	2.3	7.18	84.6	760
776 - 800	13	2,369,579	0.9	7.09	85.8	780
801 - 811	3	554,627	0.2	7.12	81.5	807
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
12,595 - 50,000	104	3,534,179	1.3	10.40	90.4	649
50,001 - 100,000	245	18,841,000	7.1	8.38	80.1	648
100,001 - 150,000	273	34,299,256	12.9	7.69	78.9	633
150,001 - 200,000	256	44,621,662	16.8	7.30	76.7	635
200,001 - 250,000	158	35,409,378	13.4	7.34	76.1	630
250,001 - 300,000	134	36,691,445	13.8	7.11	78.3	628
300,001 - 350,000	75	24,271,548	9.2	7.08	80.2	642
350,001 - 400,000	71	26,581,858	10.0	7.20	79.2	627
400,001 - 450,000	38	16,168,564	6.1	7.20	79.0	630
450,001 - 500,000	38	18,306,268	6.9	6.72	77.8	657
500,001 - 550,000	7	3,694,820	1.4	7.21	81.0	669
550,001 - 600,000	1	597,373	0.2	7.99	78.3	603
600,001 - 750,000	2	1,288,849	0.5	7.75	78.3	617
750,001 - 799,469	1	799,469	0.3	8.05	72.7	694
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
16.480 - 50.000	47	6,922,356	2.6	7.26	41.5	604
50.001 - 55.000	24	4,569,050	1.7	6.77	52.6	624
55.001 - 60.000	35	6,239,815	2.4	7.38	57.9	592
60.001 - 65.000	79	15,944,791	6.0	7.34	63.5	594
65.001 - 70.000	88	19,775,762	7.5	7.19	68.6	601
70.001 - 75.000	126	28,309,680	10.7	7.43	73.9	601
75.001 - 80.000	554	107,592,294	40.6	7.13	79.7	652
80.001 - 85.000	114	24,297,131	9.2	7.41	84.5	623
85.001 - 90.000	116	27,367,018	10.3	7.41	89.4	653
90.001 - 95.000	56	10,510,363	4.0	8.03	94.9	660
95.001 - 100.000	164	13,577,406	5.1	9.14	99.9	687
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	357	57,851,370	21.8	7.75	80.9	634
0.50	1	359,527	0.1	8.13	80.0	644
1.00	95	24,408,217	9.2	7.35	80.4	657
1.50	1	202,277	0.1	8.99	90.0	591
1.75	3	1,253,500	0.5	7.45	85.1	692
2.00	708	139,496,862	52.6	7.29	78.2	631
2.50	2	373,368	0.1	7.79	80.0	652
3.00	219	37,759,451	14.2	7.15	73.8	639
5.00	17	3,401,096	1.3	6.72	75.1	667
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Stated Income / Stated Assets	1,403	265,105,668	100.0	7.38	78.4	636
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,307	248,863,839	93.9	7.34	78.5	634
Second Home	4	690,289	0.3	7.38	75.2	599
Investor	92	15,551,540	5.9	7.90	77.3	662
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	320	82,651,712	31.2	7.05	75.4	631
Florida	216	35,255,696	13.3	7.46	78.4	637
New York	65	18,691,398	7.1	7.27	79.5	644
Illinois	72	14,279,129	5.4	7.54	82.0	641
Nevada	52	13,750,083	5.2	7.31	78.3	640
Texas	129	12,065,814	4.6	8.02	82.0	653
New Jersey	48	11,834,731	4.5	7.50	78.5	619
Maryland	45	8,470,000	3.2	7.67	77.6	625
Virginia	36	7,747,881	2.9	7.39	77.5	625
Ohio	40	5,406,455	2.0	7.52	85.0	636
Washington	28	4,839,703	1.8	7.37	79.5	637
Colorado	24	4,638,445	1.7	7.59	80.6	647
Connecticut	24	4,220,925	1.6	7.61	80.0	630
Michigan	38	4,164,175	1.6	8.04	81.8	634
Minnesota	25	4,101,866	1.5	7.24	79.7	655
Other	241	32,987,655	12.4	7.61	80.6	640
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	500	78,389,383	29.6	7.58	83.8	676
Refinance - Rate Term	47	7,840,216	3.0	7.15	80.6	634
Refinance - Cashout	856	178,876,070	67.5	7.30	75.9	618
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	10	2,511,254	0.9	7.24	82.8	598
Arm 2/28	974	203,966,340	76.9	7.32	78.7	635
Arm 3/27	81	14,699,425	5.5	7.02	76.9	629
Arm 5/25	11	2,704,385	1.0	6.97	80.9	660
Arm 6 Month	12	3,357,853	1.3	6.72	81.1	636
Fixed Rate	315	37,866,411	14.3	7.93	76.6	645
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,110	203,099,343	76.6	7.38	78.6	633
PUD	111	25,116,413	9.5	7.28	78.9	640
2 Family	73	16,945,352	6.4	7.32	77.0	650
Condo	81	12,342,697	4.7	7.38	78.4	645
3-4 Family	28	7,601,863	2.9	7.75	75.3	663
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	10	1,709,341	0.8	7.29	92.6	685
4.01 - 4.50	11	2,916,783	1.3	5.84	76.3	683
4.51 - 5.00	49	11,092,593	4.9	6.22	80.7	682
5.01 - 5.50	101	22,562,838	9.9	6.67	79.3	672
5.51 - 6.00	289	64,780,481	28.5	6.92	78.9	643
6.01 - 6.50	155	28,545,459	12.6	7.15	78.5	639
6.51 - 7.00	284	61,952,781	27.3	7.60	77.8	612
7.01 - 7.50	82	15,165,087	6.7	8.07	78.7	625
7.51 - 8.00	51	9,817,813	4.3	8.38	79.1	599
8.01 - 8.50	35	5,329,494	2.3	8.80	79.5	598
8.51 - 9.00	13	2,435,074	1.1	8.94	75.3	557
9.01 - 9.50	6	679,750	0.3	10.05	71.8	544
9.51 - 9.75	2	251,763	0.1	10.72	96.0	666
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	187,410	0.1	5.40	80.0	717
4 - 6	11	3,170,443	1.4	6.80	81.1	632
7 - 9	1	238,490	0.1	7.74	94.1	700
10 - 12	9	2,272,764	1.0	7.19	81.6	587
16 - 18	1	192,767	0.1	7.75	80.0	538
19 - 21	418	84,337,948	37.1	7.37	78.3	629
22 - 24	555	119,435,625	52.6	7.28	79.0	639
28 - 30	2	454,836	0.2	6.89	80.0	627
31 - 33	38	6,600,065	2.9	6.86	77.2	636
34 - 36	41	7,644,524	3.4	7.17	76.5	624
37 - 58	11	2,704,385	1.2	6.97	80.9	660
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.14 - 11.50	4	1,308,000	0.6	5.33	74.2	675
11.51 - 12.00	21	4,925,643	2.2	5.89	72.6	634
12.01 - 12.50	50	12,358,085	5.4	6.09	74.4	629
12.51 - 13.00	113	26,324,622	11.6	6.37	77.3	649
13.01 - 13.50	145	32,148,131	14.1	6.63	79.4	655
13.51 - 14.00	226	49,952,173	22.0	7.07	79.0	643
14.01 - 14.50	199	39,265,551	17.3	7.52	80.7	650
14.51 - 15.00	153	29,884,082	13.2	7.94	79.4	610
15.01 - 15.50	75	14,348,116	6.3	8.48	81.2	608
15.51 - 16.00	55	9,903,461	4.4	8.86	76.5	581
16.01 - 16.50	22	3,228,847	1.4	9.35	80.1	564
16.51 - 17.00	12	1,643,783	0.7	9.90	77.0	590
17.01 - 17.50	4	583,337	0.3	10.30	60.6	534
17.51 - 18.00	5	682,927	0.3	10.85	72.8	583
18.01 - 18.99	4	682,498	0.3	11.58	63.8	526
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	10	1,768,351	0.8	6.92	92.5	710
4.51 - 5.50	34	7,612,055	3.3	5.98	80.7	680
5.51 - 6.00	81	18,245,681	8.0	6.05	75.6	654
6.01 - 6.50	137	32,436,992	14.3	6.39	77.1	651
6.51 - 7.00	226	52,013,974	22.9	6.88	79.7	648
7.01 - 7.50	203	38,418,168	16.9	7.37	80.3	642
7.51 - 8.00	190	38,738,514	17.0	7.87	78.8	611
8.01 - 8.50	86	17,799,899	7.8	8.34	79.3	620
8.51 - 9.00	63	11,857,283	5.2	8.77	75.9	573
9.01 - 9.50	27	4,202,808	1.8	9.28	79.7	575
9.51 - 10.00	13	1,747,995	0.8	9.81	75.8	582
10.01 - 10.50	5	673,116	0.3	10.26	62.5	533
10.51 - 11.00	7	795,419	0.4	10.82	73.7	589
11.01 - 11.50	1	224,011	0.1	11.05	65.0	548
11.51 - 12.00	3	458,488	0.2	11.84	63.3	516
12.51 - 14.50	2	246,503	0.1	7.05	81.9	697
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	616,950	0.3	6.63	79.2	611
1.50	145	32,888,715	14.5	7.35	78.6	662
2.00	25	6,912,856	3.0	7.15	82.7	632
3.00	916	186,820,736	82.2	7.28	78.6	630
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	502	96,212,179	42.3	7.30	80.0	639
1.50	425	92,495,565	40.7	7.33	77.5	636
2.00	161	38,531,512	17.0	7.13	78.2	620
Total:	1,088	227,239,257	100.0	7.28	78.7	634

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,282	229,688,659	86.6	7.44	78.2	630
24	51	14,585,551	5.5	6.98	81.3	672
36	3	919,200	0.3	7.19	83.7	642
60	67	19,912,258	7.5	6.95	78.7	673
Total:	1,403	265,105,668	100.0	7.38	78.4	636

    *     Note, for second liens, CLTV is employed in this calculation.